UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 30, 2022

Verde Resources, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55276	32-0457838
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

Block B-5, 20/F, Great Smart Tower,

 230 Wanchai Rd, Wanchai, Hong Kong

(Address of principal executive offices)

Registrant’s telephone number, including area code   (852) 21521223

_______________________________________________

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 4.01 Changes In Registrant’s Certifying Accountant

On March 30, 2022, the Board of Directors of Verde Resources, Inc. (“Verde”) replaced Centurion ZD CPA & Co. (“CZD”) as its independent public accountants with J&S Associate (“J&S”) as the independent public accountants, effective immediately, to audit the financial statements of Verde and its consolidated subsidiaries for the fiscal year ending June 30, 2022.

The reports of CZD on the consolidated financial statements of Verde as of and for the years ended June 30, 2021 and 2020 did not contain any adverse opinion or disclaimer of opinion. These reports were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report contained an explanatory paragraph stating that there was substantial doubt about Verde’s ability to continue as a going concern.

During the fiscal years ended June 30, 2021 and 2020, and in the subsequent interim period through March 30, 2022, there were no “disagreements” (as described in Item 304(a)(1)(iv) of Regulation S-K) between CZD and Verde on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of CZD, would have caused CZD to make reference to the subject matter of such disagreements in connection with their reports. Furthermore, no “reportable events” occurred during the two fiscal years ended June 30, 2021 and 2020, or subsequently up to March 30, 2022. As used herein, the term “reportable event” means any of the items listed in paragraphs (a)(1)(v) of Item 304 of Regulation S-K.

During the two fiscal years ended June 30, 2021 and 2020 and in the subsequent period through March 30, 2022, neither Verde nor anyone on its behalf consulted J&S regarding either (i) the application of accounting principles to a specified transaction (either completed or proposed), or the type of audit opinion that might be rendered on Verde’s consolidated financial statements, or (ii) any matter that was either the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Verde provided CZD with a copy of this disclosure and requested CZD to furnish Verde with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by Verde herein in response to Item 304(a) of Regulation S-K and if not, stating the respects in which it does not agree. A copy of CZD’s letter, dated March 31, 2022, is filed as an exhibit to this Report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

16.1	Letter from Centurion ZD CPA & Co., dated March 31, 2022, regarding change in certifying accountant

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERDE RESOURCES, INC.

/s/ Balakrishnan B S Muthu
Balakrishnan B S Muthu
President, and Director

Date: March 31, 2022

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